Exhibit 21.1

Entity Jurisdiction and Type
December 31, 2013

Entity Name	Jurisdiction and Type

Charter Communications, Inc.	a Delaware corporation (Parent Company)
American Cable Entertainment Company, LLC	a Delaware limited liability company
Athens Cablevision, Inc.	a Delaware corporation
Ausable Cable TV, Inc.	a New York corporation
Bresnan Broadband Holdings, LLC	a Delaware limited liability company
Bresnan Broadband of Colorado, LLC	a Colorado limited liability company
Bresnan Broadband of Montana, LLC	a Montana limited liability company
Bresnan Broadband of Utah, LLC	a Utah limited liability company
Bresnan Broadband of Wyoming, LLC	a Wyoming limited liability company
Bresnan Communications, LLC	a Delaware limited liability company
Bresnan Digital Services, LLC	a Delaware limited liability company
Bresnan Microwave of Montana, LLC	a Delaware limited liability company
Cable Equities Colorado, LLC	a Delaware limited liability company
Cable Equities of Colorado Management Corp.	a Colorado corporation
CC 10, LLC	a Delaware limited liability company
CC Fiberlink, LLC	a Delaware limited liability company
CC Michigan, LLC	a Delaware limited liability company
CC Systems, LLC	a Delaware limited liability company
CC V Holdings, LLC	a Delaware limited liability company
CC VI Fiberlink, LLC	a Delaware limited liability company
CC VI Operating Company, LLC	a Delaware limited liability company
CC VII Fiberlink, LLC	a Delaware limited liability company
CC VIII Fiberlink, LLC	a Delaware limited liability company
CC VIII Holdings, LLC	a Delaware limited liability company
CC VIII Leasing of Wisconsin, LLC	a Wisconsin limited liability company
CC VIII Operating, LLC	a Delaware limited liability company
CC VIII, LLC	a Delaware limited liability company
CCH I, LLC	a Delaware limited liability company
CCH I Holdings, LLC	a Delaware limited liability company
CCH II, LLC	a Delaware limited liability company
CCH II Capital Corp.	a Delaware corporation
CCHC, LLC	a Delaware limited liability company
CCI Exchange I, Inc.	a Delaware corporation
CCO Fiberlink, LLC	a Delaware limited liability company
CCO Holdings, LLC	a Delaware limited liability company
CCO Holdings Capital Corp.	a Delaware corporation
CCO NR Holdings, LLC	a Delaware limited liability company
CCO Purchasing, LLC	a Delaware limited liability company
CCO SoCal I, LLC	a Delaware limited liability company
CCO SoCal II, LLC	a Delaware limited liability company

CCO SoCal Vehicles, LLC	a Delaware limited liability company
Charter Advanced Services (AL), LLC	a Delaware limited liability company
Charter Advanced Services (CA), LLC	a Delaware limited liability company
Charter Advanced Services (CO), LLC	a Delaware limited liability company
Charter Advanced Services (CT), LLC	a Delaware limited liability company
Charter Advanced Services (GA), LLC	a Delaware limited liability company
Charter Advanced Services (IL), LLC	a Delaware limited liability company
Charter Advanced Services (LA), LLC	a Delaware limited liability company
Charter Advanced Services (MA), LLC	a Delaware limited liability company
Charter Advanced Services (MI), LLC	a Delaware limited liability company
Charter Advanced Services (MN), LLC	a Delaware limited liability company
Charter Advanced Services (MO), LLC	a Delaware limited liability company
Charter Advanced Services (MS), LLC	a Delaware limited liability company
Charter Advanced Services (MT), LLC	a Delaware limited liability company
Charter Advanced Services (NC), LLC	a Delaware limited liability company
Charter Advanced Services (NE), LLC	a Delaware limited liability company
Charter Advanced Services (NH), LLC	a Delaware limited liability company
Charter Advanced Services (NV), LLC	a Delaware limited liability company
Charter Advanced Services (NY), LLC	a Delaware limited liability company
Charter Advanced Services (OR), LLC	a Delaware limited liability company
Charter Advanced Services (SC), LLC	a Delaware limited liability company
Charter Advanced Services (TN), LLC	a Delaware limited liability company
Charter Advanced Services (TX), LLC	a Delaware limited liability company
Charter Advanced Services (UT), LLC	a Delaware limited liability company
Charter Advanced Services (VA), LLC	a Delaware limited liability company
Charter Advanced Services (VT), LLC	a Delaware limited liability company
Charter Advanced Services (WA), LLC	a Delaware limited liability company
Charter Advanced Services (WI), LLC	a Delaware limited liability company
Charter Advanced Services (WY), LLC	a Delaware limited liability company
Charter Advanced Services VIII (MI), LLC	a Delaware limited liability company
Charter Advanced Services VIII (MN), LLC	a Delaware limited liability company
Charter Advanced Services VIII (WI), LLC	a Delaware limited liability company
Charter Advertising of Saint Louis, LLC	a Delaware limited liability company
Charter Cable Leasing of Wisconsin, LLC	a Wisconsin limited liability company
Charter Cable Operating Company, L.L.C.	a Delaware limited liability company
Charter Cable Partners, L.L.C.	a Delaware limited liability company
Charter Communications Entertainment I, LLC	a Delaware limited liability company
Charter Communications Entertainment II, LLC	a Delaware limited liability company
Charter Communications Entertainment, LLC	a Delaware limited liability company
Charter Communications Holding Company, LLC	a Delaware limited liability company
Charter Communications Holdings LLC	a Delaware limited liability company
Charter Communications Operating, LLC	a Delaware limited liability company
Charter Communications Operating Capital Corp.	a Delaware corporation
Charter Communications Properties LLC	a Delaware limited liability company
Charter Communications V, LLC	a Delaware limited liability company
Charter Communications Ventures, LLC	a Delaware limited liability company

Charter Communications VI, LLC	a Delaware limited liability company
Charter Communications VII, LLC	a Delaware limited liability company
Charter Communications, LLC	a Delaware limited liability company
Charter Distribution, LLC	a Delaware limited liability company
Charter Fiberlink - Alabama, LLC	a Delaware limited liability company
Charter Fiberlink AR-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink CA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink CC VIII, LLC	a Delaware limited liability company
Charter Fiberlink CCO, LLC	a Delaware limited liability company
Charter Fiberlink CT-CCO, LLC	a Delaware limited liability company
Charter Fiberlink - Georgia, LLC	a Delaware limited liability company
Charter Fiberlink - Illinois, LLC	a Delaware limited liability company
Charter Fiberlink LA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink MA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink - Michigan, LLC	a Delaware limited liability company
Charter Fiberlink - Missouri, LLC	a Delaware limited liability company
Charter Fiberlink MS-CCVI, LLC	a Delaware limited liability company
Charter Fiberlink NC-CCO, LLC	a Delaware limited liability company
Charter Fiberlink - Nebraska, LLC	a Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink NY-CCO, LLC	a Delaware limited liability company
Charter Fiberlink OH-CCO, LLC	a Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink SC-CCO, LLC	a Delaware limited liability company
Charter Fiberlink - Tennessee, LLC	a Delaware limited liability company
Charter Fiberlink TX-CCO, LLC	a Delaware limited liability company
Charter Fiberlink VA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink VT-CCO, LLC	a Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC	a Delaware limited liability company
Charter Gateway, LLC	a Delaware limited liability company
Charter Helicon, LLC	a Delaware limited liability company
Charter Investment, Inc.	a Delaware corporation
Charter RMG, LLC	a Delaware limited liability company
Charter Stores FCN, LLC	a Delaware limited liability company
Charter Video Electronics, Inc.	a Minnesota corporation
Dalton Cablevision, Inc.	a Delaware corporation
Falcon Cable Communications, LLC	a Delaware limited liability company
Falcon Cable Media, a California Limited Partnership	a California limited partnership
Falcon Cable Systems Company II, L.P.	a California limited partnership
Falcon Cablevision, a California Limited Partnership	a California limited partnership
Falcon Community Cable, L.P.	a Delaware limited partnership
Falcon Community Ventures I, LP	a California limited partnership
Falcon First Cable of New York, Inc.	a Delaware corporation
Falcon First Cable of the Southeast, Inc.	a Delaware corporation
Falcon First, Inc.	a Delaware corporation
Falcon Telecable, a California Limited Partnership	a California limited partnership

Falcon Video Communications, L.P.	a Delaware limited partnership
Helicon Group, L.P., The	a Delaware limited partnership
Helicon Partners I, L.P.	a Delaware limited partnership
Hometown T.V., Inc.	a New York corporation
HPI Acquisition Co., L.L.C.	a Delaware limited liability company
Interlink Communications Partners, LLC	a Delaware limited liability company
Long Beach, LLC	a Delaware limited liability company
Marcus Cable Associates, L.L.C.	a Delaware limited liability company
Marcus Cable of Alabama, L.L.C.	a Delaware limited liability company
Marcus Cable, Inc.	a Delaware corporation
Midwest Cable Communications, Inc.	a Minnesota corporation
Peachtree Cable TV, L.P.	a Georgia limited partnership
Peachtree Cable T.V., LLC	a Delaware limited liability company
Plattsburgh Cablevision, Inc.	a Delaware corporation
Renaissance Media LLC	a Delaware limited liability company
Rifkin Acquisition Partners, LLC	a Delaware limited liability company
Robin Media Group, Inc.	a Nevada corporation
Scottsboro TV Cable, Inc.	an Alabama corporation
Tennessee, LLC	a Delaware limited liability company
Tioga Cable Company, Inc.	a Pennsylvania corporation
Vista Broadband Communications, LLC	a Delaware limited liability company

Adcast North Carolina Cable Advertising, LLC	Joint Venture - Class B Member
Adlink Cable Advertising, LLC	Joint Venture
Charlotte Cable Advertising Interconnect, LLC	Joint Venture - Class B Member
Pacific Microwave	Joint Venture
TWC/Charter Los Angeles Cable Advertising, LLC	Joint Venture - Class A Member
TWC/Charter Green Bay Cable Advertising, LLC	Joint Venture - Class B Member